                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2002, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 3, 2003.



                                         /s/  Edward H. Budd
                                         --------------------------------------
                                         Director
                                         Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2002, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of January 31, 2003.



                                         /s/  George Fisher
                                         --------------------------------------
                                         Director
                                         Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2002, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of January 30, 2003.



                                         /s/ David R. Goode
                                         --------------------------------------
                                         Director
                                         Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2002, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 3, 2003.



                                         /s/  Gerald Grinstein
                                         --------------------------------------
                                         Director
                                         Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2002, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of January 29, 2003.



                                         /s/  James M. Kilts
                                         --------------------------------------
                                         Director
                                         Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2002, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of January 29, 2003.



                                         /s/  John F. Smith Jr.
                                         --------------------------------------
                                         Director
                                         Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2002, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 2, 2003.



                                         /s/  Joan E. Spero
                                         --------------------------------------
                                         Director
                                         Delta Air Lines, Inc.

                                POWER OF ATTORNEY

         I hereby constitute and appoint Leo F. Mullin, M. Michele Burns and Edward H. Bastian, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended December 31, 2002, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of February 3, 2003.



                                         /s/  Andrew J. Young
                                         --------------------------------------
                                         Director
                                         Delta Air Lines, Inc.